Exhibit 10.154

3039 E CORNWALLIS RD

RESEARCH TRIANGLE PARK NC 27709-2195

October 3, 2009

Mr. Mike Harrison

Brocade Communications Systems, Inc.

1745 Technology Drive

San Jose, CA 95110

Subject: Amendment 1 to SOW#8 of the IBM/Brocade Goods Agreement ROC-P-68

This letter (the “Amendment”) serves as Amendment Number 1 to SOW#8, including all amendments thereto (“SOW#8”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows

1. Delete “SOW #8, Attachment A” in its entirety and replace with the attached “SOW #8, Attachment A”

2. The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #8. All other terms and conditions of the Goods Agreement and SOW#8 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#8 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:			Accepted and Agreed To:

International Business Machines Corporation			Brocade Communications Systems, Inc.

By:	/s/ Michelle B. Wright	8/5/09	By:	/s/ Charles Leeming	8/4/09
Authorized Signature		Date	Authorized Signature		Date

Michelle B. Wright			Charles Leeming
Type or Print Name			Type or Print Name

GCM, Storage OEM Procurement			VP, OEM Sales
Title & Organization			Title & Organization

Address:	Address:	1745 Technology Drive
San Jose, CA 95110

Accepted and Agreed To:

Brocade Communications Switzerland, SarL

By:	/s/ Kevin L. McKenna	Aug. 4, 2009
Authorized Signature		Date

Kevin L. McKenna
Type or Print Name

Director
Title & Organization

SOW 8 Attachment A

Products and Pricing –

[**] Pages 3-49 have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.